Transamerica Asset Allocation –

Intermediate/Long Horizon Subaccount

SCHEDULE OF INVESTMENTS

At September 30, 2020

(unaudited)

	Shares	Value
INVESTMENT COMPANIES - 100.0%
International Equity Fund - 18.1%
Transamerica Variable International Equity (A) (B)	247,603	$ 5,603,395

Money Market Fund - 0.2%
Transamerica Variable Government Money Market (A) (B)	2,413	51,621

U.S. Equity Funds - 53.3%
Transamerica Variable Large Growth (A) (B)	27,341	6,461,230
Transamerica Variable Large Value Opportunities (A) (B)	65,475	6,057,173
Transamerica Variable Small Cap Growth (A) (B)	199,474	1,966,112
Transamerica Variable Small Cap Value (A) (B)	199,423	1,975,303

		16,459,818

	Shares	Value
U.S. Fixed Income Funds - 28.4%
Transamerica Variable High Quality Bond (A) (B)	31,919	$ 597,955
Transamerica Variable High Yield Bond (A) (B)	33,275	1,224,227
Transamerica Variable Inflation-Protected Securities (A) (B)	84,670	2,584,480
Transamerica Variable Intermediate Bond (A) (B)	82,769	4,367,195

		8,773,857

Total Investment Companies (Cost $23,162,154)		30,888,691

Total Investments (Cost $23,162,154)		30,888,691
Net Other Assets (Liabilities) - 0.0% (C)		7,848

Net Assets - 100.0%		$ 30,896,539

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$30,888,691	$—	$—	$30,888,691

Total Investments	$30,888,691	$—	$—	$30,888,691

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in Transamerica Variable Funds. The Fund’s transactions and earnings are as follows:

Affiliated Investments	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value September 30, 2020	Shares as of September 30, 2020	Dividend Income	Net Capital Gain Distributions
Transamerica Variable Government Money Market	$67,123	$9,632,530	$(9,648,062)	$30	$—	$51,621	2,413	$—	$—
Transamerica Variable High Quality Bond	582,829	152,520	(149,312)	6,343	5,575	597,955	31,919	—	—
Transamerica Variable High Yield Bond	1,206,935	171,128	(119,162)	78,044	(112,718)	1,224,227	33,275	—	—
Transamerica Variable Inflation-Protected Securities	2,666,810	502,538	(745,919)	32,501	128,550	2,584,480	84,670	—	—
Transamerica Variable Intermediate Bond	4,506,463	704,815	(1,087,828)	256,569	(12,824)	4,367,195	82,769	—	—
Transamerica Variable International Equity	5,361,671	1,153,863	(523,907)	204,879	(593,111)	5,603,395	247,603	—	—
Transamerica Variable Large Growth	6,891,243	834,249	(3,914,181)	3,148,710	(498,791)	6,461,230	27,341	—	—
Transamerica Variable Large Value Opportunities	6,690,651	834,249	(604,510)	362,197	(1,225,414)	6,057,173	65,475	—	—
Transamerica Variable Small Cap Core	4,007,912	1,027,739	(4,305,012)	799,449	(1,530,088)	—	—	—	—
Transamerica Variable Small Cap Growth	—	2,086,868	(91,232)	569	(30,093)	1,966,112	199,474	—	—
Transamerica Variable Small Cap Value	—	2,086,869	(93,568)	2,913	(20,911)	1,975,303	199,423	—	—

Total	$31,981,637	$19,187,368	$(21,282,693)	$4,892,204	$(3,889,825)	$30,888,691	974,362	$—	$—

(B)	Non-income producing securities.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	There were no transfers in or out of Level 3 during the period ended September 30, 2020. Please reference the Investment Valuation section of the Notes to Schedule of Investments for more information regarding investment valuation and pricing inputs.

Transamerica Asset Allocation Variable Funds	Page 1

Transamerica Asset Allocation –

Intermediate/Long Horizon Subaccount

NOTES TO SCHEDULE OF INVESTMENTS

At September 30, 2020

(unaudited)

INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The value of the Subaccount’s investment in a corresponding Transamerica Variable Funds (“TVF”) subaccount is valued at the TVF unit value per share at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Subaccount utilizes various methods to measure the fair value of its investments on a recurring basis. Generally Accepted Accounting Principles in the United States of America establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1 — Unadjusted quoted prices in active markets for identical securities.

Level 2 — Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Subaccount’s, own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using Net Asset Value (“NAV”) per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Subaccount’s investments at September 30, 2020, is disclosed within the Investment Valuation section of the Subaccount’s Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: The Subaccount invests substantially all of its investable assets among certain TVF subaccounts and the TVF subaccounts invest all of their investable assets in the Transamerica Funds. The summary of the inputs used for valuing the Fund’s assets carried at fair value is discussed in the Investment Valuation section of the Fund’s Notes to Schedule of Investments. Descriptions of the valuation techniques applied to the Subaccount’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV of the underlying investments as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying investments and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

The notes are an integral part of this report. Transamerica Asset Allocation Variable Funds	Page 2